SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. ____)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check  he appropriate box:
[  ]      Preliminary Proxy Statement
[  ]      Confidential, for use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
[X]       Definitive Proxy Statement
[  ]      Definitive Additional Materials
[  ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule
14a-12

                          PENEDERM INCORPORATED
             (Name of Registrant as Specified in Its Charter)

                          PENEDERM INCORPORATED
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]       No fee required.
[  ]      Fee computed on table below per Exchange Act Rules
   14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ___________________________________________________________


    2)  Aggregate number of securities to which transaction applies:

        ___________________________________________________________


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

        ___________________________________________________________


     4) Proposed maximum aggregate value of transaction:

        ___________________________________________________________


     5) Total fee paid:

        ___________________________________________________________


[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:



                     PENEDERM INCORPORATED

                        _______________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         June 16, 1997

TO THE SHAREHOLDERS OF PENEDERM INCORPORATED:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Penederm Incorporated, a California corporation (the "Company"), will be held on Monday, June 16, 1997 at 10:00 a.m., Pacific time, at the Westin Hotel - San Francisco Airport, 1 Bayshore Highway, Millbrae, California, for the following purposes:

          1. To elect directors to serve for the ensuing year and until their successors are elected.

          2. To approve a change in the Company's state of incorporation from California to Delaware through the merger of the Company into a newly formed Delaware corporation that is a wholly-owned subsidiary of the Company.

          3.   To approve an amendment to the Penederm
          Incorporated Equity Incentive Plan to increase by
          400,000 the number of shares reserved for issuance under that plan.

          4.   To approve an amendment to the Penederm
          Incorporated Employee Stock Purchase Plan to increase by 50,000 the number of shares reserved for issuance under that plan.

          5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 25, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting and any adjournments thereof.

     All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.


                                   FOR THE BOARD OF DIRECTORS

                                   /s/  Lloyd H. Malchow

                                   Lloyd H. Malchow
                                   President and Chief Executive
                                   Officer

Foster City, California
May 8, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY
IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF
YOUR SHARES.
                     PENEDERM INCORPORATED

                        _______________

       PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

      The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Penederm Incorporated (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held Monday, June 16, 1997 at 10:00 a.m., Pacific time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Westin Hotel - San Francisco Airport, 1 Bayshore Highway, Millbrae, California. The Company's principal executive offices are located at 320 Lakeside Drive, Foster City, California 94404. The telephone number at that address is (415) 358-0100.

      These proxy solicitation materials were mailed on or  about
May  8,  1997 to all shareholders entitled to vote at the  Annual
Meeting.

         INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

     Shareholders of record at the close of business on April 25, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 8,109,338 shares of the Company's common stock (the "Common Stock") were issued, outstanding and entitled to vote at the meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

      Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than seven candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

      The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business. However, abstentions are counted as votes against a proposal for purposes of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

      Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock.


                          PROPOSAL ONE
                     Election of Directors

Nominees

     The By-Laws of the Company provide for a Board consisting of not fewer than five nor more than nine directors. The size of the Board is set at seven effective as of the date of the Annual Meeting. Seven directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below. All of the nominees named below are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

      The name of and certain other information regarding each nominee is set forth in the table below.

                                                               Director
  Name of Nominee           Age   Position with the Company    Since

David E. Collins            62   Chairman of the Board            1994
Lloyd H. Malchow            43   Director, President and          1993
                                 Chief Executive Officer
Robert F. Allnutt           61   Director                         1996
William I. Bergman          65   Director                         1991
Mark J. Gabrielson          41   Director                         1996
Harvey S. Sadow, Ph.D.      74   Director                         1990
Gerald D. Weinstein, M.D.   60   Director                         1987

     There is no family relationship between any of the directors or executive officers of the Company.

      Mr. Collins was appointed Chairman of the Board of the Company effective January 1, 1997 and served as a director since December 1994. From 1989 to October 1994, Mr. Collins was an Executive Vice President of Schering Plough Corporation and President of its Healthcare Products Division until his retirement. Prior to his employment with Schering Plough Corporation he worked for Johnson & Johnson for 26 years in various capacities and was a member of its executive committee from 1982 through 1988. Mr. Collins has served as Chairman of the Council on Family Health and of the Non-Prescription Drug Manufacturers Association. Mr. Collins is a director of Calypte Biomedical, a prescription diagnostic company, Lander, Inc., a private consumer products company, MGI Pharma, a public pharmaceutical company, and Scandipharm, a private pharmaceutical company.

     Mr. Malchow has served as President, Chief Executive Officer and a director of the Company since January 1995. Prior to that, he served as the Company's President and Chief Operating Officer and as a director from May 1993 through January 1995. He was the Vice President and General Manager of the Herbert Skin Care Division of Allergan, Inc. from 1992 to May 1993. From 1983 to 1991 Mr. Malchow held various positions, including Vice President, Sales of Allergan Medical Optics (formerly American Medical Optics prior to acquisition by Allergan in 1985) and, most recently, Vice President for Global Development, Skin Care. He holds a B.A. from Carroll College, a M.A. from the University of Maryland and a M.B.A. from Pepperdine University.

      Mr. Allnutt has been a director of the Company since May 1996. Since February 1995 Mr. Allnutt has been a Senior Counselor at APCO Associates, a public relations firm. From 1985 to 1995 he was the Executive Vice President of the Pharmaceutical Manufacturers Association (now PhRMA), a trade association representing multinational research based pharmaceutical companies. Prior to that, he served for 25 years in a variety of positions with the Federal government, including Associate Deputy Administrator for NASA, Assistant Administrator of the Energy Research and Development Administration, Staff Director of the United States Senate Committee on Aeronautics and Space and Associate General Counsel of the United States Commission on Government Procurement. Mr. Allnutt is a director of Cortex Pharmaceuticals, Inc. a development stage neuroscience company, and Cypros Pharmaceuticals, Inc., a drug and diagnostics product company.

      Mr. Bergman has been a director of the Company since March 1991. Mr. Bergman served in various positions with Richardson-Vicks Inc., a personal care products company, from 1952 until he retired in 1990. After Procter & Gamble Co. acquired Richardson-Vicks Inc., he served as President of Richardson-Vicks U.S.A. and Vice President of Procter & Gamble Co. until his retirement. Mr. Bergman is the President and a past Chairman of the Council on Family Health and is a past Chairman of the Nonprescription Drug Manufacturers Association. Mr. Bergman is a director of ZymeTx Inc.

      Mr. Gabrielson has been a director of the Company since May 1996. Since 1995, he has served as President of Access Management Services, Inc., a medical technology sourcing, transfer and corporate development firm. In addition, since January 1991 Mr. Gabrielson has been a general partner of Prince Ventures, L.P., a venture capital management firm that serves as the general partner of Prince Venture Partners III, L.P. ("Prince"). In addition, Mr. Gabrielson is the President of Pharmaply, Inc., Chairman of Strategic Marketing Information, Inc., and Chairman of ONTYX, Inc., all private companies. Prior to joining Prince, Mr. Gabrielson served in a variety of marketing and business positions with SmithKline since July 1978. Mr. Gabrielson is also a director of Inhale Therapeutic Systems, Inc., a drug delivery company.

      Dr. Sadow has been a director of the Company since February 1990. He was President and Chief Executive Officer of Boehringer Ingelheim Corporation, a health care company, from 1971 to 1988 and of Boehringer Ingelheim Pharmaceuticals, Inc., an ethical specialty pharmaceutical company, from 1984 to 1988. In 1988, he became Chairman of the Board of both Boehringer Ingelheim Corporation and Boehringer Ingelheim Pharmaceuticals. He retired as Chairman of the Board of both companies in 1990 and continued serving as a director of both companies until 1993. Dr. Sadow is also the Chairman of the Board of Cortex Pharmaceuticals, Inc., a development stage neuroscience company, and Cholestech Corporation, a medical diagnostics company, and a director of Anika Research Corp., a hyaluronic acid research company, Houghton Pharmaceuticals Inc., a drug discovery company, and several privately-held health care related companies. Dr. Sadow served as the President of the Connecticut Academy of Science and Engineering.

      Dr. Weinstein is a founder of the Company and has been a director since inception. He is a co-inventor of the technology underlying the Company's TopiCare Delivery Compounds. Dr. Weinstein has been the Chairman of the Department of Dermatology at the University of California, Irvine, College of Medicine since 1979. Dr. Weinstein is a staff member at the University of California, Irvine Medical Center, the Veterans Administration Hospital in Long Beach, California and the Irvine Medical Center. Dr. Weinstein received a B.A. from the University of Pennsylvania and a M.D. from the University of Pennsylvania School of Medicine.

Board Meetings and Committees

      The Board held a total of six meetings during the fiscal year ended December 31, 1996. No director attended fewer than 75 percent of the aggregate of all meetings of the Board and of the committees, if any, upon which such director served.

      The Audit Committee currently consists of Mr. Collins and Dr. Sadow. The principal functions of the Audit Committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's financial control procedures and personnel. The Audit Committee held one meeting during fiscal 1996.

      The Compensation Committee currently consists of Dr. Sadow, Mr. Bergman and Dr. Weinstein. The Compensation Committee determines compensation and benefits for the Company's executive officers and administers the Company's equity incentive plans. The Compensation Committee, which consists solely of outside directors ineligible to participate in the Company's discretionary employee stock programs, has sole and exclusive authority to grant stock options to officers and to directors who are also employees or consultants of the Company. The Compensation Committee held one meeting during fiscal 1996.

     The Board does not have a nominating committee.

Compensation of Directors

     The Company pays directors' fees to each director who is not an employee of, nor an affiliate of investors in, the Company. During fiscal 1996, the individuals who served as such directors during that period received a fee of $500 for each Board meeting attended and $200 for each Board committee meeting attended. All non-employee directors receive reimbursement for expenses actually incurred in attending meetings of the Board and its committees. The Penederm Incorporated 1994 Nonemployee Directors Stock Option Plan (the "Directors Plan") provides that when a person who is not, and has not been in the preceding twelve months, an officer or an employee of the Company and who has not previously been a member of the Board is elected or appointed a member of the Board, the Company will grant that person on the effective date of such election or appointment an option to purchase 7,500 shares of the Company's Common Stock ("Initial Grant"). The Directors Plan further provides that at the first meeting of the Board immediately following the annual meeting of shareholders of the Company, the Company will grant to each nonemployee director then in office (other than a nonemployee director who received an initial option grant under the Directors Plan on or after the record date for the annual meeting) an option to purchase 7,500 shares of Common Stock ("Annual Grant"). The Directors Plan also provides that any non-employee director who did not receive either an Initial Grant or an Annual Grant between the record date for the 1995 annual meeting and the date of the annual meeting in 1996 would be granted an option to purchase 12,500 shares in lieu of an Annual Grant in 1996. Options granted under the Directors Plan vest over one year from the date of grant and are fully exercisable on the first anniversary of the option grant. The exercise price of option grants made under the Directors Plan is equal to the fair market value of the Common Stock on the date of grant.

                           MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 25, 1997 (i) by each person who is known by the Company to own beneficially more than 5 percent of the Common Stock, (ii) by each of the Company's directors, (iii) by each of the Company's executive officers named in the Summary Compensation Table under the caption "Executive Compensation" below and (iv) by all directors and executive officers as a group.


                                            Number of     Percentage
                                             Shares        of Shares
                                          Beneficially   Beneficially
                 Name                       Owned(1)      Owned(1)(2)

FRANKLIN RESOURCES, INC. (3)                  1,239,500          15.3%
   777 Mariners Island Blvd.
   San Mateo, California 94404
      Charles B. Johnson                      1,239,500          15.3%
      Rupert H. Johnson, Jr.                  1,239,500          15.3%
      Franklin Advisers, Inc.                 1,239,500          15.3%
SAFECO ASSET MANAGEMENT and SAFECO            1,111,467          13.7%
CORPORATION (4)
   Safeco Plaza
   Seattle, Washington 98185
SAFECO COMMON STOCK TRUST (5)                   763,600           9.4%
   Safeco Plaza
   Seattle, Washington 98185
S-E-BANKEN FONDER                               585,100           7.2%
   Jakobsbergsgatan 17
   Stockholm
   Sweden
Mark J. Gabrielson (6)                          341,591           4.2%
Lloyd H. Malchow(7)                             302,000           3.6%
John W. Quigley, Jr., Ph.D.(8)                  152,881           1.9%
William Gutshall(9)                              58,000              *
Edward Ebbers(10)                                49,375              *
Gerald D. Weinstein, M.D.(11)                    45,250              *
Terry L. Opdendyk(12)                            44,061              *
David E. Collins(13)                             32,500              *
William I. Bergman(14)                           17,500              *
Harvey S. Sadow, Ph.D.(15)                       20,000              *
Robert F. Allnutt (16)                            8,500              *
Edgar A. Luce                                    27,827              *
All directors and executive officers as       1,071,658          13.2%
a group (11 persons)(17)
_______________

*    Less than one percent.

 (1) This table is based upon information supplied by directors, officers and certain principal shareholders, as well as information included in Securities and Exchange Commission filings made by principal shareholders and other third party sources. Unless otherwise indicated in the footnotes to this table and subject to the community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown. Percentage of ownership is based on 8,109,338 shares of Common Stock outstanding as of April 25, 1997.

 (2) Shares issuable upon exercise of outstanding options are considered outstanding for purposes of calculating the percentage of Common Stock of the person holding such options, but are not deemed outstanding for computing the percentage of ownership of any other person.

 (3) The shares are reported to be beneficially owned by one or more investment companies or other managed accounts which are advised by Franklin Advisers, Inc. ("FAI") which is an investment advisory subsidiary of Franklin Resources, Inc. ("FRI"). FAI reports sole voting and dispositive power over the shares. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") report that they each own in excess of 10% of the outstanding common stock of FRI. FRI, the Principal Shareholders and FAI disclaim beneficial ownership of the shares.

 (4) SAFECO   Common  Stock  Trust  reports  shared  voting   and
     dispositive power for the shares shown.

 (5) SAFECO Asset Management Company and SAFECO Corporation indicate shared voting and dispositive power and disclaim beneficial ownership of the shares shown, reporting that the shares are owned by registered investment companies for which they serve as advisor.

 (6) Includes 334,091 shares held by Prince Venture Partners III, L.P. and 7,500 shares issuable upon exercise of outstanding options. Mr. Gabrielson is the general partner of Prince Ventures and the general partner of Prince Venture Partners III, L.P.

 (7) Includes   302,000   shares  issuable   upon   exercise   of
     outstanding options; 196,167 of such shares are not subject to repurchase on or after June 25, 1997.

 (8) Includes   120,944   shares  issuable   upon   exercise   of
     outstanding options; 60,793 of such shares are not subject to repurchase on or after June 25, 1997.

 (9) Includes 58,000 shares issuable upon exercise of outstanding options; 41,167 of such shares are not subject to repurchase on or after June 25, 1997.

(10) Includes 49,375 shares issuable upon exercise of outstanding options; 40,602 of such shares are not subject to repurchase on or after June 25, 1997.

(11) Includes 17,500 shares issuable upon exercise of outstanding options.

(12) Includes 17,500 shares issuable upon exercise of outstanding options.

(13) Includes 17,500 shares issuable upon exercise of outstanding options.

(14) Includes 25,000 shares issuable upon exercise of outstanding options.

(15) Includes 20,000 shares issuable upon exercise of outstanding options.

(16) Includes 7,500 shares issuable upon exercise of outstanding options.

(17) Includes   635,319   shares  issuable   upon   exercise   of
     outstanding options; 338,729 of such shares are not subject to repurchase on or after June 25, 1997.


Executive Compensation

      The following table sets forth the total compensation for the fiscal years ended December 31, 1994, 1995 and 1996 of the Chief Executive Officer and each of the executive officers of the Company who served as executive officers at fiscal year end. None of the named executive officers earned any bonuses or compensation for the fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

                   Summary Compensation Table




                                                              Long-Term
                                       Annual      Annual     Compensa-      Other
                                       Compensa-   Compensa-  tion           Compensation
                             Fiscal    tion        tion       Options
Name and Principal Position  Year      Salary($)   Bonus($)   (#)            (1)


Lloyd H. Malchow              1996        204,555    50,222    155,000       4,492
  President, Chief            1995        195,000    21,840     22,000       4,493
  Executive Officer           1994        178,549    33,469     25,000       3,500
  and Director(2)

John W. Quigley, Jr., Ph.D.   1996        167,349    16,334     49,500       4,492
  Vice President,             1995        161,340    11,697      9,000       4,493
  Research and                1994        150,785    25,445          -       3,013
  Development

Edgar A. Luce                 1996        139,055    13,110     18,000       4,170
  Vice President, Finance     1995        127,147    10,807      7,600       3,811
  and Administration,         1994        118,782    17,871      5,000       2,444
  Treasurer and Secretary
  (3)

Edward Ebbers                 1996        127,109    18,565     37,000       3,812
  Vice President,             1995        112,000     6,272      6,625       3,356
  Sales and Marketing         1994         16,969        --      7,500          --

William Gutshall              1996        115,664    15,910     27,000       2,314
  Vice President,             1995        109,419     7,440     21,000       2,184
  Operations                  1994        100,875        --      5,000          --

_______________

(1) This column includes the value of the shares of Common Stock contributed by the Company to each executive officer's 401(k) account under the Penederm Incorporated 401(k) Plan. The shares are contributed effective as of the last trading day of the year and the number of shares contributed was based on the closing price of the Common Stock on that date.

(2) Mr. Malchow was appointed Chief Executive Officer of the Company as of January 1, 1995.

(3)  Mr. Luce's employment with the Company terminated on December 31, 1996.


       The   following   table   sets   forth  certain   information   regarding
grants of stock options made during the fiscal year ended December 31, 1996 to the executive officers named in the Summary
Compensation Table. Since inception, the Company has not granted any stock appreciation rights.

                           Option Grants in Last Fiscal Year



                                     Individual Grants



                                           % of
                                           Total                              Potential Realizable
                                          Options                              Value at Assumed
                                          Granted                            Annual Rates of Stock
                                            to                                Price Appreciation
                               Options   Employees Exercise                   For Option Term (4)
                               Granted   in Fiscal   Price   Expiration
            Name               (#)(1)     Year(2)   ($/sh)     Date(3)           5%($)   10%($)

Lloyd H. Malchow                 50,000     12.0 %   $16.875    5/14/06        530,629  1,344,720
                                 30,000      7.1 %    $6.25     8/14/06        117,918    298,826
                                 75,000     18.0 %   $12.375   12/31/06        583,692  1,479,192
                                155,000     37.1 %                           1,232,240  3,122,739

John W. Quigley, Jr., Ph.D.      18,000      4.3 %   $16.875    5/14/06        191,027    484,099
                                  9,000      2.1 %    $6.25     8/14/06         35,375     89,648
                                 22,500      5.4 %   $12.375   12/31/06        175,108    443,758
                                 49,500     11.8 %                             401,510  1,017,505

Edgar A. Luce                    12,000      2.9 %   $16.875    5/14/06        127,351    322,733
                                  6,000      1.4 %    $6.25     8/14/06         23,584     59,765
                                 18,000      4.3 %                             150,935    382,498

Edward Ebbers                    16,000      3.8 %   $13.25     3/4/06         133,326    337,873
                                  6,000      1.5 %    $6.25     8/14/06         23,584     59,765
                                 15,000      3.6 %   $12.375   12/31/06        116,739    295,838
                                 37,000      8.9 %                             273,649    693,477

William Gutshall                  6,000      1.4 %   $16.875    5/14/06         63,676    161,366
                                  6,000      1.4 %    $6.25     8/14/06         23,583     59,765
                                 15,000      3.6 %   $12.375   12/31/06        116,739    295,838
                                 27,000      6.5 %                             203,998    516,970

_______________
(1) The options included in this table are all immediately exercisable, but the shares issuable upon option exercise are subject to a right of repurchase by the Company upon employment termination, which right of repurchase expires over a period of five years.

(2) The total number of options granted to the Company's employees during fiscal year 1996 was 417,793.

(3) The options are subject to earlier expiration in the event of the officer's termination of employment with the Company.

(4) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.


     The following table sets forth certain information regarding exercises of stock options during the fiscal year ended December 31, 1996 to the executive officers named in the Summary
Compensation Table. Value realized is considered to be the difference between exercise price and market price on the date of exercise. Value of unexercised options is considered to be the difference between exercise price and market price of $12.375 per share on December 31, 1996.

      Aggregated Option Exercises in Last Fiscal Year and
                 Fiscal Year End Option Values
                                                                       Value of
                                                       Number of      Unexercised
                                                      Unexercised    In-the-Money
                                                      Options at      Options at
                                                      Fiscal Year     Fiscal Year
                              Shares                    End(#)          End($)
                             Acquired
                                on         Value     Exercisable/    Exercisable/
                             Exercise    Realized    Unexercisable   Unexercisable
Name                             (#)         ($)          (1)             (1)

Lloyd H. Malchow                     -           -       302,000/-       844,019/-
John W. Quigley, Jr., Ph.D      22,500     312,750       120,944/-       602,109/-
Edward Ebbers                    1,750      15,531        49,375/-        12,914/-
Edgar A. Luce                        -           -        34,160/-       393,150/-
William Gutshall                     -           -        58,000/-        87,050/-

_______________


(1) The options included in this table are all immediately exercisable, but the shares issuable upon option exercise are subject to a right of repurchase by the Company upon employment termination, which right of repurchase expires over a period of time. At December 31, 1996, the number of shares subject to repurchase under these options and their value were as follows: Mr. Malchow -- 216,167 shares having a value of $652,106; Dr. Quigley -- 65,793 shares having a value of $173,041; Mr. Ebbers -- 44,701 shares having a value of $84,836; and Mr. Gutshall -- 45,417 shares having a value of $160,074.

      The Company did not make any awards during the fiscal year ended December 31, 1996 to any of the executive officers named in the Summary Compensation Table under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding stock options.


Report of the Compensation Committee of the Board of Directors

     The Compensation Committee is comprised of three independent nonemployee directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy, based upon the business needs of the Company and consistent with shareholders' interests, to administer the Company's executive compensation plans, programs and policies, to monitor corporate performance and its relationship to compensation of executive officers, and to make appropriate recommendations concerning matters of compensation.

     Compensation Philosophy

      The Company was formed in 1987 as a private company and initially offered Common Stock to the public in 1993. The major goals of the compensation program are to align compensation with the attainment of key business objectives and to enable the Company to attract, retain and reward capable executives who can contribute to the continued success of the Company. Equity participation and a strong alignment to shareholders' interests are key elements of the Company's compensation philosophy. Four key goals form the basis of compensation decisions for all employees of the Company:

          1. To attract and retain the most highly qualified management and employee team;

          2. To pay competitively compared to similar drug delivery and biopharmaceutical companies and to provide appropriate reward opportunities for achieving high levels of performance compared to similar organizations in the marketplace;

          3. To emphasize sustained performance by aligning rewards with shareholder interests, especially through the use of equity participation programs; and

          4. To motivate executives and employees to achieve the Company's annual and long-term business goals and encourage behavior toward the fulfillment of those objectives.

      As a result of this philosophy, the Company's executive compensation program consists of base salary, incentive stock options, performance share awards and standard benefits.

      Base Salary. The Compensation Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with drug delivery and biopharmaceutical companies in comparable stages of development. For external marketplace comparison purposes, a group of approximately 72 companies operating in our industry are utilized for determining competitive compensation levels.

      Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is conservative, maintaining salaries somewhat below or at approximately the competitive industry median. Determination of base salary levels is established on an annual review of marketplace competitiveness with similar biopharmaceutical and drug delivery companies, and on individual performance. Periodic increases in base salary relate to individual contributions evaluated against established objectives, relative marketplace competitiveness levels, length of service, and the industry's annual competitive pay practice movement.

     Stock Options. The Compensation Committee strongly believes that one of the important goals of the compensation program should be to provide key employees who have significant responsibility for the management, growth, and future success of the company with an opportunity to increase their ownership of the Company and potentially gain financially from Company stock price increases. The interests of shareholders, executives and employees should thereby be closely aligned. Executives and key employees are eligible to receive stock options generally not more often than once a year, giving them the right to purchase shares of Common Stock of the Company in the future at a price equal to fair market value at the date of grant.

      Under the Company's stock option plans, shares of the Company's Common Stock may be purchased at the fair market value on the date of grant. All grants must be exercised according to the provisions of the Company's stock option plans. All outstanding options expire ten years from the date of grant.

      Performance Share Awards. The Compensation Committee also believes that a component of compensation of the executive management of the Company should be related to the Company's and the executive's specific objectives. Accordingly, the Compensation Committee granted performance share awards to the executive officers. These awards consisted of a bonus of a designated maximum percentage of salary payable in cash or stock, at the discretion of the Compensation Committee, based upon the achievement of both the Company's and the individual executive's targeted objectives.

      Other Benefits. The Company's philosophy is to provide adequate health- and welfare-oriented benefits to executives and employees, but to maintain a highly conservative position with respect to executive benefits. The Company provides no executive benefits.

     1996 Compensation for the Chief Executive Officer

      In 1996, Lloyd Malchow was paid a salary of $204,555. Mr. Malchow was granted a performance share award in early 1996, which was paid in cash during the first quarter of 1997, based upon the Compensation Committee's evaluation of the attainment of the Company's and Mr. Malchow's stated objectives. The total cash compensation paid to Mr. Malchow in 1996 is approximately the industry median for chief executive officers of the competitive industry comparative group.

     Summary

     The Compensation Committee believes that the compensation of executives by the Company is appropriate and competitive with the compensation provided by other drug delivery and biopharmaceutical companies with which the Company competes for executives and employees. The Committee believes its compensation strategy, principles, and practices result in a compensation program tied to shareholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's shareholders.

     The Compensation Committee of the Board of Directors

               -  William I. Bergman
               -  Dr. Harvey S. Sadow
               -  Dr. Gerald D. Weinstein

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Company currently consists of Mr. Bergman, Dr. Sadow and Dr. Weinstein.

Certain Relationships and Related Transactions

     Dr. Quigley, Senior Vice President, Research and Development of the Company, borrowed $125,000 from the Company under a promissory note dated June 15, 1990. The promissory note bears simple interest at the rate of 8.82 percent per annum, payable quarterly, and matures upon the earlier of (i) demand by the Company, which demand may be made at any time after June 15, 1992, or (ii) termination of Dr. Quigley's employment with the Company. Under an Amended and Restated Pledge Agreement executed by Dr. Quigley and the Company in November 1994, the obligation under the promissory note is secured by a portion of Dr. Quigley's options to purchase Common Stock of the Company.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

      Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1996, there has been no failure by any of its officers, directors or ten percent shareholders to file on a timely basis any reports required by Section 16(a) other than the failure by Dr. Gerald D. Weinstein to timely file three reports on Form 4, which forms covered four transactions that were therefore not reported on a timely basis.

Stock Price Performance Graph

       The following graph illustrates a comparison of the cumulative total shareholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the Nasdaq Stock Market Index (U.S.) (the "Nasdaq Composite Index") and the CRSP Nasdaq Pharmaceutical Stock Index (the "Nasdaq
Pharmaceutical Index"). Although the Securities and Exchange Commission regulations generally require the graph to cover a five-year period, the graph below covers a 38-month period since the Company's Common Stock has been publicly traded only since November 3, 1993. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.



    [EDGAR REPRESENTATION OF DATA POINTS ON STOCK PRICE PERFORMANCE GRAPH]

                                10/29/93
                                 11/3/93   12/31/93  12/30/94  12/29/95  12/31/96
Penederm Incorporated              100        100       57        103      112
Nasdaq Composite Index             100        100       97        138      170
Nasdaq Pharmaceutical Index        100        100       75        137      137


     The comparison assumes a $100 investment on November 3, 1993 (the date of the Company's initial public offering) in the Company's Common Stock and on October 29, 1993 in the securities comprising the Nasdaq Composite Index and the securities comprising the Nasdaq Pharmaceutical Index.


                          PROPOSAL TWO
                  Reincorporation in Delaware

Introduction

     At the Annual Meeting, shareholders will be asked to approve a proposal to change the state of incorporation of the Company from California to Delaware. The Board of Directors believes that the best interests of the Company and its shareholders will be served by the proposed reincorporation. The proposal regarding reincorporation and certain differences between applicable California and Delaware law are summarized below. The summary is not complete. It is qualified in its entirety by reference to: (a) the Agreement of Merger (the "Agreement") between the Company (sometimes referred to as the "California Company") and a newly-formed Delaware corporation named "Penederm Incorporated" that is a wholly-owned subsidiary of the Company and that would become the new public company after the reincorporation (the "Delaware Company"); (b) the Certificate of Incorporation of the Delaware Company (the "Delaware
Certificate"); (c) the Bylaws of the Delaware Company (the "Delaware Bylaws"); (d) the Articles of Incorporation of the California Company (the "California Articles"); (e) the Bylaws of the California Company (the "California Bylaws"); (f) the Delaware General Corporation Law and related case law (the "Delaware Law") and (g) the California General Corporation Law and related case law (the "California Law"). The Agreement, the Delaware Certificate and the Delaware Bylaws are attached to this proxy statement as Appendices A, B and C, respectively. The California Articles and the California Bylaws are available for inspection at the principal office of the Company and will also be sent to shareholders on request at a nominal charge to cover costs. Requests should be directed to Michael A. Bates, Penederm Incorporated, 320 Lakeside Drive, Suite A, Foster City, California 94404, telephone (415) 358-0100.

      If approved, the reincorporation will be accomplished by merging the California Company into the Delaware Company (the "Merger"). After the Merger, the Delaware Company will continue to operate the business of the Company under the name Penederm Incorporated. The reincorporation will not result in any change in the business, management, fiscal year, assets, liabilities, net worth or location of the headquarters or other facilities of the Company. The directors elected at the Annual Meeting will become the directors of the Delaware Company. The Delaware Company will continue all stock option and purchase plans of the California Company, as well as the Company's shareholder rights plan. Each option or right to purchase shares of the California Company's Common Stock under those plans will become an option or right to purchase the same number of shares of the Delaware Company's common stock at the same price and on the same terms and conditions as is presently the case. The Delaware Company will also continue all other employee benefit arrangements of the California Company without change.

     When the Merger becomes effective, each outstanding share of the California Company's Common Stock, no par value, will become one share of the Delaware Company's common stock, $.01 par value per share. Each stock certificate representing outstanding shares of the California Company's common stock will then represent a like number of shares of the Delaware Company's common stock. SHAREHOLDERS NEED NOT EXCHANGE THEIR EXISTING
STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE DELAWARE COMPANY. However, shareholders may exchange their certificates if they wish. The Common Stock of the Company is listed for trading on the Nasdaq National Market, and after the Merger the Delaware Company's Common Stock will continue to be traded on the Nasdaq National Market under the same symbol ("DERM").

      Under the California Law, shareholders have the right to exercise so-called "dissenters' rights" in connection with certain mergers and receive cash for their shares. However, the California Law does not grant dissenters' rights in connection with mergers such as the Merger.

      APPROVAL OF THE PROPOSED REINCORPORATION BY SHAREHOLDERS WILL CONSTITUTE APPROVAL OF THE AGREEMENT, THE MERGER, THE DELAWARE CERTIFICATE, THE DELAWARE BYLAWS AND THE ASSUMPTION BY THE DELAWARE COMPANY OF THE CALIFORNIA COMPANY'S EMPLOYEE BENEFIT PLANS AND STOCK OPTION AND PURCHASE PLANS.

     In accordance with California Law, the affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the reincorporation proposal. The reincorporation proposal has been approved by the California Company's Board of Directors, which unanimously recommends a vote in favor of the proposal. The Company expects to complete the Merger promptly if and after shareholders grant that approval.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                   REINCORPORATION PROPOSAL.

Principal Reasons for the Proposed Reincorporation

     Well-Established Principles of Corporate Governance. As the Company plans for the future, the Board of Directors and management believe it essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The Delaware Law includes numerous judicial precedents that address required and permitted conduct of corporations and their boards of directors. The California Law includes far fewer such precedents. The Company believes that shareholders will benefit from the well-established principles of the Delaware Law.

     Prominence and Flexibility of the Delaware Law. The Company also believes that the prominence and flexibility of the Delaware Law provide a beneficial foundation on which business and corporate governance decisions can be based. The Company believes that shareholders will benefit from the responsiveness of the Delaware Law to their needs and those of the Company. Delaware for many years has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, Delaware has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware for their state of incorporation and many other corporations have changed their domicile to Delaware. Both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs, and Delaware courts have developed considerable expertise in dealing with corporate issues.

     Increased Ability to Attract and Retain Qualified Directors. The Company seeks to continue to attract and retain the most capable individuals available to serve as its directors and officers. The Delaware Law permits corporations to limit the liability of directors and provide indemnification to its directors and officers to a somewhat greater degree than has traditionally been the case under California law. The Board of Directors thus believes that reincorporation can be a factor in attracting quality individuals to the Board and management, encouraging existing directors and officers to continue to serve in these capacities and freeing those persons to make corporate decisions on the merits rather than out of a desire to avoid personal liability. Although to date the Company has not experienced difficulty in attracting and retaining qualified directors and officers, personal liability is increasingly expressed as a concern. One reason is that, in November 1996, California's voters were asked to approve a law that could have expanded the liability and further limited the indemnification rights of directors and officers in connection with certain lawsuits based on securities laws (Proposition 211). Although voters rejected that proposal, it is possible that, in the future, California will enact laws that adversely affect the ability of corporations incorporated in that state to attract and retain quality directors and officers.

Certain Possible Disadvantages

      Despite the unanimous belief of the Board of Directors that the proposed reincorporation is in the best interests of the California Company and its shareholders, it should be noted that some commentators criticize the Delaware Law because it does not afford shareholders the same rights and protections as are available in, for example, California. The next section of this proxy statement discusses certain of those differences. In addition, the Delaware Certificate and the Delaware Bylaws contain certain provisions that the California Company could have adopted but has not adopted, which affect the relative rights and powers of shareholders and management, and shareholders' participation in corporate decision-making. These provisions are discussed in the next section of this proxy statement.

Certain  Differences Between the Charter Documents and Applicable
Laws

      There are certain ways in which, by causing the Company to be governed by the Delaware Law, the Delaware Certificate and the Delaware Bylaws, reincorporation will alter the rights and powers of shareholders and management, and reduce shareholder participation in certain corporate decisions. Some of these provisions have anti-takeover implications. In addition, the Delaware Company could implement additional changes in the future that further alter the rights and powers of stockholders and management. Some of those changes could be effected by amendments to the Delaware Certificate after stockholder approval. Others could be effected by amendments to the Delaware Bylaws without stockholder approval. To reflect the language difference found in the respective statutes of the two states, the following discussion uses the word "shareholder" with respect to California and "stockholder" with respect to Delaware.

       Shareholder Action by Written Consent. The Delaware Certificate provides that stockholders may act only at an annual or special meeting of stockholders and not by written consent. The California Law permits California corporations to include a similar provision in its articles of incorporation. However, the California Articles do not contain such a provision, and the California Bylaws specifically provide for shareholders to act by written consent. The elimination of the right of shareholders to act by written consent could make more difficult or discourage attempts to acquire control of the Company or wage a proxy contest.

      Special Shareholder Meetings. The Delaware Bylaws provide that special meetings of stockholders can be called only by the Board of Directors, the Chair of the Board or the President of the Delaware Company. The Delaware Bylaws also limit the business permitted to be conducted at special meetings of stockholders to matters which the Board of Directors brings before those meetings. Under the California Law and as set forth in the California Bylaws, a special meeting of shareholders may be called by a corporation's board of directors, the Chairman of the Board, its President or holders of stock entitled to cast not less than ten percent of the votes at a meeting (five percent under certain circumstances).

     Cumulative Voting. Cumulative voting enables less than half the shares that vote for director to elect one or more (but not a majority of) directors. Under non-cumulative voting, a majority of the shares that vote elects all the directors. Both the Delaware Law and the California Law permit corporations like the Company to eliminate (or not to grant) rights to elect directors by cumulative voting. The California Bylaws provide for cumulative voting. Because the Delaware Certificate does not grant stockholders the right to elect directors by cumulative voting, stockholders will not have that right if the Company reincorporates in Delaware.

     Business Combinations. The Delaware Law subjects to special stockholder approval requirements certain transactions involving a corporation and significant stockholders. The California Law also has provisions that address certain transactions with significant shareholders and with certain other parties as well.

      Under Section 203 of the Delaware Law ("Section 203"), certain "business combinations" with an "interested stockholder" are subject to a three-year moratorium unless specified conditions are met. The three-year period begins when the interested stockholder attains that status. With exceptions, an interested stockholder is a person or group that "owns" at least 15 percent of the corporation's outstanding voting stock or is affiliated with the corporation and owned at least 15 percent of such stock at any time within three years. A person is deemed to own shares, for this purpose, if that person beneficially owns the shares, has a right to acquire them, has a right to vote them (subject to exceptions) or is party to an agreement regarding their acquisition, holding, voting or disposition with the person that beneficially owns them. "Business combinations" include, among other transactions: (a) mergers with or caused by the interested stockholder; (b) certain sales or other dispositions of assets to the interested stockholder if the market value of the assets equals at least ten percent of the total market value of the corporation's consolidated assets or outstanding stock;
(c) certain issuances of stock by the corporation to the interested stockholder and (d) certain loans, advances, guarantees, pledges and other benefits extended to, or conferred upon, the interested stockholder.

      The three-year moratorium does not apply if: (a) before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that caused the person to become an interested stockholder;
(b) the interested stockholder owns 85 percent of the corporation's voting stock after completion of the transaction that caused the stockholder to become an interested stockholder (certain shares are excluded from this 85 percent calculation) or
(c) at the time the person became an interested stockholder or after that time, the board approved the business combination and the combination is also approved by holders of 66-2/3 percent of the voting stock not owned by the interested stockholder. Although a Delaware corporation may elect not to be governed by
Section 203, the Delaware Company does not intend to make that election. Accordingly, Section 203 will apply to the Delaware Company.

     The Company believes that Section 203 may have the effect of encouraging potential acquirors to negotiate with the Delaware Company's Board of Directors instead of launching a hostile acquisition attempt. Section 203 also has the effect of limiting the ability of potential acquirors to make a two-tiered bid for a Delaware corporation in which all stockholders would not be treated equally. Section 203 may deter potential unfriendly offers or other efforts to obtain control of the Delaware Company that are not approved by its Board of Directors. It could, therefore, deprive stockholders of opportunities to realize a premium on their stock.

      The California Law requires that holders of common stock receive common stock in a merger of a California corporation with the holder of more than 50 percent but less than 90 percent of such common stock, unless all the shareholders approve the merger or the California Department of Corporations approves the merger after a hearing as to fairness. This provision may have the effect of making a cash-out merger by a majority shareholder more difficult to accomplish and deterring a tender offer that would precede such a merger.

     The California Law also provides that, with exceptions, when a tender offer or a proposal for a reorganization or sale of assets is made by an "interested party" (in general, a controlling or managing party of the target corporation), a fairness opinion regarding the consideration to be paid to shareholders must be delivered to the shareholders. Furthermore, if a tender for shares or vote is sought pursuant to an interested party's proposal and another party makes a later proposal at least ten days before the date of acceptance of the interested party's tender or proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, proxy or tendered shares. The Delaware Law has no comparable provision.

      Shareholder Rights Plan. In November 1996, the Board of Directors adopted a shareholder rights plan for the California Company. The plan is designed to deter any attempt to acquire the California Company in a manner or on terms not approved by the Board of Directors, and to assist the Company's shareholders in realizing fair value and equal treatment in the event of any takeover of the Company and to protect the Company and its shareholders against coercive takeover tactics. If the reincorporation is completed, the Board of Directors will cause the Delaware Company to continue the shareholder rights plan. All rights under that plan to purchase shares of the California Company's stock would become rights to purchase shares of the Delaware Company's stock.

     Liability of Directors. The California Articles provide for the elimination of personal monetary liability of directors to the fullest extent permitted by the California Law. The Delaware Certificate provides for the elimination of personal monetary liability of directors to the fullest extent permitted by the Delaware Law.

      The Delaware Law may permit somewhat broader elimination of such liability than the California Law permits. The Delaware Law permits the elimination of personal monetary liability of a director to the corporation or its stockholders for breaches of the director's fiduciary duty, other than for: (a) breaches of the director's duty of loyalty; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) unlawful dividends or stock repurchases and
(d) transactions from which the director derived an improper personal benefit. The California Law permits the elimination of personal monetary liability of a director in actions brought by or in right of the corporation for breaches of the director's duties to the corporation and its shareholders, other than for (among other things): (a) acts or omissions that involve intentional misconduct or a knowing or culpable violation of law;
(b) acts or omissions the director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith; (c) transactions from which the director derived an improper personal benefit; (d) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing the director's duties, of a risk of serious injury to the corporation or its shareholders and
(e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duties to the corporation or its shareholders.

       Indemnification. California and Delaware both permit corporations to indemnify their officers, directors, employees and other agents under certain circumstances. While the indemnification provisions of the California Law and the Delaware Law are similar, they differ in certain respects.

      The California Law permits indemnification for expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with third party actions (i.e., actions not brought by the corporation or derivatively on behalf of the corporation) if the person to be indemnified acted in good faith and in a manner that person reasonably believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action. The Delaware Law permits such indemnification if the person to be indemnified is determined to have acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation. The Delaware Law therefore appears to permit indemnification even though the indemnified person is unable to demonstrate that his or her conduct was reasonably believed to be in the best interests of the corporation.

      Both the California Law and the Delaware Law also permit indemnification for expenses (but not judgments, fines, settlements or other amounts) actually and reasonably incurred in actions brought directly by the corporation or derivatively on the corporation's behalf. However, no such indemnification is permitted if the person is adjudged liable to the corporation in the performance of that person's duties to the corporation and its shareholders, unless and to the extent a court determines that indemnification is appropriate. The California Law further provides that the corporation cannot indemnify amounts paid in settling or otherwise disposing of such an action without court approval or for expenses incurred in defending such an action which is settled or otherwise disposed of without court approval. The Delaware Law allows indemnification of such amounts paid and expenses incurred in connection with direct or derivative actions that are settled or otherwise disposed of without court approval.

     The California Law requires indemnification against expenses actually and reasonably incurred in direct, derivative and third party actions when the individual has successfully defended the action on the merits. The Delaware Law requires such indemnification in connection with a successful defense on the merits or otherwise. Accordingly, the Delaware Law requires indemnification where the individual prevails for "technical" reasons such as the bar of an applicable statute of limitations.

      The California Law permits corporations to include in their articles of incorporation a provision that extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. Similarly, the Delaware Law states that the indemnification provided by statute is not exclusive of any other indemnification rights under any by-law, agreement, vote of stockholders or
disinterested  directors,  or otherwise.   This  feature  of  the
Delaware Law is potentially broader than the California provision, because the California provision states that any such "excess" indemnification cannot extend to conduct from which directors may not be exonerated by a provision in the articles of incorporation. The Delaware provision does not contain a similar requirement. Both the California Articles and the California Bylaws, as well as the Delaware Certificate, provide for "excess" indemnification.

      There has never been, nor is there any pending or, to the Company's knowledge, threatened litigation or other proceeding involving any of its directors in which the rights of the Company or its shareholders would have been or would be affected if the Company were already a Delaware corporation as set forth in this reincorporation proposal. In considering the reincorporation proposal, the Board recognized that the individual directors have a personal interest in obtaining the benefits of the Delaware Law and that the expense to the Company might be greater after reincorporation to the extent any director or officer is indemnified in circumstances where indemnification would not be available under the California Law. The Board believes, however, that the overall effect of reincorporation is to provide a legal environment that enhances the Company's ability to continue to attract and retain high quality directors and officers.

      Single Class of Directors. The California Company has a single class of directors and the Delaware Company initially will have a single class of directors. That means that shareholders vote to elect all the directors each year. By contrast, under a "classified" or "staggered" board, directors are divided into classes and shareholders vote for the members of only one class at each annual shareholder meeting. One possible effect of a classified board is that dissident shareholders cannot as easily or quickly acquire control of the board. Classified boards are permitted under both the California Law and the Delaware Law; however, under the California Law if a board is divided into two classes the authorized number of directors must be at least six, and if the board is divided into three classes the authorized number of directors must be at least nine. The Delaware Law has no similar requirement.

      Removal of Directors. Under the California Law, any director or the entire board may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, for corporations like the California Company that permit cumulative voting, no director may be removed (unless the entire board is removed) if the number of votes cast against removal would be sufficient to elect the director under cumulative voting.

      Under the Delaware Law, a director of a corporation that does not have a classified board may be removed with or without cause by stockholder vote, subject to limitations for corporations that permit cumulative voting. A director of a corporation that has a classified board can be removed only for cause, unless its certificate of incorporation provides otherwise. As mentioned, the Delaware Company will not have a classified board. The Delaware Bylaws provide that directors may be removed, with or without cause, at an annual meeting or at a special meeting of stockholders called for that purpose. Therefore, after reincorporation, stockholders of the Delaware Company will still be entitled to remove directors without cause. However, minority stockholders who in some cases could have blocked removal will no longer have that ability, because the Delaware Company will not have cumulative voting.

       Filling Board Vacancies. Under the California Law, shareholders may fill any vacancy on the board not otherwise filled by the board. Unless the articles or bylaws provide otherwise, the board may fill any vacancy other than one caused by removal of a director. A vacancy created by removal may be filled only by the shareholders, unless the corporation's articles of incorporation or bylaws also authorize the board to fill such vacancies. The California Bylaws do not permit the Board to fill such vacancies. Under the Delaware Law, vacancies and newly-created directorships may be filled by a majority of the directors then in office or by the stockholders, unless otherwise provided in the certificate of incorporation or bylaws. Neither the Delaware Certificate nor the Delaware Bylaws restrict the ability of the Delaware Company's stockholders to fill board vacancies.

       Rights of Dissenting Shareholders. Under both the California Law and the Delaware Law, a shareholder of a corporation that participates in certain major transactions may receive cash equal to the fair value (Delaware) or fair market value (California) of the shareholder's stock (determined by agreement between the shareholder and corporation or by a court) in lieu of the consideration the shareholder would have received in the transaction, if the shareholder follows certain procedures. The California Law and the Delaware Law differ with respect to the circumstances under which such dissenters' rights are available. The Delaware Law does not require dissenters' rights with respect to: (a) a sale of assets; (b) a merger if the shares of the corporation are, for example, traded on the Nasdaq National Market as the Company's are or (c) a merger in which the corporation survives and no vote of its stockholders is required to approve the merger. The California Law affords dissenters' rights in certain sale-of-assets transactions. In addition, the California exceptions for dissenters' rights in mergers are somewhat different than Delaware's. Dissenters' rights are available for certain (not all) mergers involving California corporations whose shares are traded on the Nasdaq National Market.

      Dividends. Both the California Law and the Delaware Law impose limitations on a corporation's ability to pay dividends or make other distributions to shareholders or redeem their stock. These laws are intended to protect creditors. Under the California Law, such distributions generally are limited either to retained earnings or to an amount that would leave the corporation with tangible assets equal in value to at least 125 percent of its liabilities and with current assets at least equal in value to its current liabilities (or 125 percent of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than its average interest expense for those years). In general, the Delaware Law permits distributions and stock repurchases out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years.

     Certain Loans. The California Law requires that any loan or guaranty by the corporation to or for a director or officer must be approved by shareholders, unless extended or granted under a plan approved by shareholders. Shareholders may also approve a bylaw authorizing the corporation's board of directors to approve loans or guaranties to or for officers (including officers who are also directors), if the board determines that the loan or guaranty may reasonably be expected to benefit the corporation. The California Bylaws contain such a provision. Under the Delaware Law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees (including any officer or other employee who is also a director) when, in the board's judgment, such action may reasonably be expected to benefit the corporation.

     Inspection of Shareholder List. Both the California Law and the Delaware Law allow any shareholder to inspect the shareholder list for a purpose reasonably related to the shareholder's interest as a shareholder. In addition, the California Law grants an absolute right to inspect and copy the shareholder list to holders of at least five percent of a corporation's voting shares and holders of at least one percent of such shares who filed a "Schedule 14B" with the Securities and Exchange
Commission relating to the election of directors. The Delaware Law does not provide an absolute right of inspection. Lack of access to shareholder records, even though unrelated to a shareholder's interest as a shareholder, could result in impairment of the shareholder's ability to coordinate support for or opposition to proposals.

      Shareholder Votes on Certain Transactions and Events. Both California and Delaware law generally require that holders of at least a majority of the outstanding voting shares of both corporations participating in a merger approve the merger. As set forth above, the Delaware Law contains a supermajority stockholder voting requirement (66-2/3 percent of the voting stock not owned by the "interested stockholder") for certain "business combinations" including mergers involving "interested stockholders".

      The Delaware Law does not require a vote by stockholders of a surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the corporation's existing certificate of incorporation; (b) each share of the surviving corporation outstanding before the merger is unchanged in the merger and (c) the number of shares issued by the surviving corporation in the merger does not exceed 20 percent of the shares outstanding immediately before the merger. The California Law contains a similar exception from the shareholder approval requirement for reorganizations where the shareholders immediately before the reorganization will own equity securities immediately after the reorganization constituting more than five-sixths of the voting power of the surviving or acquiring corporation. Both the California Law and the Delaware Law also require that a sale of all or substantially all of the corporation's assets be approved by a majority of the corporation's voting shares, and the supermajority stockholder voting requirement of Section 203 of the Delaware Law applies to certain sales of assets by the Delaware Company to an "interested stockholder".

      With certain exceptions, the California Law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of outstanding shares. The Delaware Law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. If the Delaware Company ever issues shares of a new class of stock, its holders would thus vote with the holders of the common stock unless the Delaware Certificate stated otherwise.

      Size of the Board. The California Articles establish a range of five through nine authorized directors for the California Company and specify that the exact number of directors will be fixed from time to time by board resolution or a bylaw adopted by the Board or the shareholders. The Board has fixed the number of directors for the California Company at seven effective on the date of the Annual Meeting. The Delaware Bylaws also establish a range of five through nine authorized directors, with the exact number to be determined by board resolution. The initial fixed number of authorized directors for the Delaware Company will also be seven.

      Amendment of Certificate or Articles of Incorporation. Under both the Delaware Law and the California Law, a corporation's certificate or articles of incorporation may be amended only if the amendment is approved by the board and by holders of a majority of its voting shares.

     Amendment of Bylaws. The bylaws of a California corporation may be amended by shareholders holding a majority of the outstanding voting shares or by the board. However, if the number or range of directors is specified in the bylaws, that provision can only be changed with shareholder approval. Shareholders of a California corporation can adopt a bylaw limiting the power of the board to amend the bylaws. Under the Delaware Law, the bylaws may be amended only by the stockholders, unless the corporation's certificate of incorporation also confers that power on the board. The Delaware Certificate authorizes the Delaware Company's Board of Directors to amend the Delaware Bylaws. Accordingly, the Board of the Delaware Company will have the ability to change the range of the number of directors without stockholder approval. The Board of the California Company does not have that ability.

     Interested Director Transactions. Under the California Law, contracts and other transactions in which one or more of a corporation's directors have a material financial interest are not void or voidable because of that interest if certain conditions are met. Under the Delaware Law, contracts and other transactions in which one or more of a corporation's directors or officers have a financial interest are not void or voidable because of that interest if certain conditions are met. With exceptions, those conditions are similar under California and Delaware law. Under both laws: (a) either the shareholders or the board must approve any such contract or transaction after disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, the California Law places the burden of proof on the interested director. Under the California Law, if shareholder approval is sought, the interested director is not entitled to vote the director's shares with respect to the contract or transaction. Also under the California Law, if board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors without counting the vote of the interested directors. However, interested directors may be counted for purposes of establishing a quorum. Under the Delaware Law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors even if less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company.

      Voting by Ballot. The California Law provides that the election of directors may proceed in the manner set forth in a corporation's bylaws. The California Bylaws provide for the election of directors by voice vote or by ballot, unless before the voting begins a shareholder demands voting by ballot, in which case such vote shall be by ballot. Under the Delaware Law, the right to vote by ballot may be restricted if so provided in the certificate of incorporation. The Delaware Certificate provides that election of directors need not be by written ballot unless the bylaws so provide. The Delaware Bylaws do not require election of directors to be by ballot. Stockholders of the
Delaware Company will therefore not be entitled to demand election by written ballot. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

      Shareholder Derivative Suits. The California Law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction to which the action relates if certain tests are met. In general, under the Delaware Law a shareholder may only bring a derivative action if the shareholder was such at the time of the transaction. The California Law also provides that the corporation or defendant in a derivative suit may seek a court order requiring that the plaintiff shareholder furnish a bond for security. The Delaware Law does not have such a feature.

      Dissolution. Under the California Law, holders of shares having 50 percent or more of the corporation's total voting power may authorize a corporation's dissolution without board approval. That right may not be modified by the articles of incorporation. Under the Delaware Law, unless the board approves the dissolution, the dissolution must be approved by holders of shares having 100 percent of the corporation's voting power.

Application of the California Law to Delaware Corporations

      Under Section 2115 of the California Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights and inspection of corporate records.

      Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange or are traded on the Nasdaq National Market and which have 800 or more shareholders of record. After the proposed reincorporation, the common stock of the Delaware Company will be traded on the Nasdaq National Market, and held beneficially by more than 800 stockholders as of the record date of its most recent annual meeting and, accordingly, the Delaware Company will be exempt from Section 2115.

Certain Federal Income Tax Considerations

      The Company has received an opinion of counsel that, for federal income tax purposes, no gain or loss will be recognized by shareholders as a result of the reincorporation. In addition, counsel has opined that each holder of the California Company's shares should have the same basis in the stock of the Delaware Company received in the reincorporation as that holder had in that holder's shares of the California Company just before the reincorporation. Moreover, such person's holding period with respect to that stock of the Delaware Company should include the period during which the holder held the corresponding shares of the California Company, assuming the latter were held as capital assets at the time of the reincorporation. Shareholders should consult their own tax advisors as to any effect of the reincorporation on them under state, local or foreign income tax laws.

     The Company has also received an opinion of counsel that the Company will not recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and that the Delaware Company will succeed, without adjustment, to the federal income tax attributes of the California Company.


                         PROPOSAL THREE
     Approval of an Amendment to the Penederm Incorporated
                     Equity Incentive Plan

Background

      The Board has approved, subject to shareholder approval, an amendment to the Penederm Incorporated Equity Incentive Plan (the "Incentive Plan") increasing the aggregate number of shares reserved for issuance thereunder by 400,000 from 1,312,500 to 1,712,500.

Description of the Proposal

      Currently, the Incentive Plan provides that a total of 1,312,500 shares of Common Stock may be issued thereunder. As of December 31, 1996, there were 152,933 shares that were currently available for option grant under the Incentive Plan. The proposed amendment to the Incentive Plan increases the number of shares available for issuance under the Incentive Plan by 400,000 shares to a total of 1,712,500 shares, in order to ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new employees of and consultants to the Company.

      The following table shows the number of shares awarded to the executive officers named in the Summary Compensation Table and the identified groups under the Incentive Plan in the year ended December 31, 1996. All options were granted at fair market value as of the date of grant.


                                                      Number
Name and Position                                    of Shares

Lloyd H. Malchow                                     155,000
  President, Chief Executive Officer and Director

John W. Quigley, Jr., Ph.D.                           49,500
  Vice President, Research and Development

Edgar A. Luce (1)                                     18,000
  Vice President, Finance and Administration,
  Treasurer and Secretary

Edward Ebbers                                         37,000
  Vice President, Sales and Marketing

William Gutshall                                      27,000
  Vice President, Operations

All executive officers as a group                    286,500

All directors who are executive officers as a group  155,000

All directors who are not executive officers as a          0
  group

All employees (other than executive officers) as a   188,793
  group
_______________

(1)  Mr.  Luce's  employment  with  the  Company  terminated   on
     December 31, 1996.


     Description of the Incentive Plan

      The Incentive Plan is intended to strengthen the Company by providing selected eligible key employees of, and consultants to, the Company an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them. Administration of the Incentive Plan may be either by the Board or a Committee of the Board (in either case, the "Committee"). The Committee may select key employees, including executive officers, or consultants to receive awards under the Incentive Plan and has broad discretion to determine the amount and type of awards and terms and conditions of the awards. Individual grants will generally be based on a person's present and potential contribution to the Company. Nonemployee directors and members of the Committee are not eligible to participate in the Incentive Plan. As of March 31, 1997, the Company had approximately 46 employees eligible to participate in the Incentive Plan. Since the grant of awards is based upon a determination made by the Committee after a consideration of various factors, the Company currently cannot determine the nature and amount of any awards that will be granted in the future to any eligible individual or group of individuals. However, the maximum number of shares that can be granted under the Incentive Plan to any executive officer whose compensation is required to be disclosed pursuant to the rules and regulations under the Exchange Act is 500,000 (general-ly, the chief executive officer and the four other most highly compensated executive officers).

     Awards may be granted in the form of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("the "Code"), nonqualified stock options ("NQOs") (each ISO or NQO, an "Option," and collectively, "Options"), restricted stock ("Restricted Stock"), stock purchase rights ("Stock Purchase Rights") or performance shares ("Performance Shares"). Any award may be granted either alone or in addition to other awards granted under the Incentive Plan. The Committee may condition the grant of the award upon the attainment of specified Company, group or division performance goals or other criteria, which need not be the same for all participants. No award may be granted under the Incentive Plan on or after September 30, 2003, but outstanding awards may extend beyond that date.

      Options. Options granted under the Incentive Plan may be ISOs or NQOs. The exercise price of ISOs may not be less than the fair market value of the shares subject to the Option on the date of grant. The exercise price of NQOs must be at least 85 percent of the fair market value of the shares subject to the Option on the date of grant. The term of any ISO granted under the plan may not exceed ten years and the term of any NQO may not exceed 15 years. Certain other limitations are also applicable to ISOs in order to take advantage of the favorable tax treatment that may be available for ISOs.

      Restricted Stock. Restricted Stock awards consist of non-transferable shares of Common Stock of the Company. The Committee may provide for the lapse of the transfer restrictions over a period of not more than ten years, or may accelerate or waive such restrictions, in whole or in part, based on service, performance or other criteria determined by the Committee.

      Stock Purchase Rights. Stock Purchase Rights consist of a grant to purchase Common Stock at a purchase price of not less than 85 percent of the fair market value of the Common Stock on the grant date. Stock Purchase Rights are generally exercisable for a period of up to 30 days after the grant date.

     Performance Shares. Performance Shares are shares of Common Stock issuable upon the attainment of performance criteria. At the time of a grant the Committee will determine the number of shares of Common Stock to be awarded at the end of the performance period if and to the extent that the specified performance targets are met. The consideration payable by a participant with respect to a Performance Share award will be determined by the Committee but may not exceed 50 percent of the fair market value of the Common Stock on the date of grant. The Committee will determine the performance period (which currently is required to be at least one year and not more than six years), the performance objectives to be used in granting the awards and the extent to which awards have been earned. Performance periods may overlap, and participants may be awarded Performance Shares having different performance criteria. Performance Share awards may be payable in cash or stock, at the discretion of the Committee, and may bear interest or earn dividends.

      The consideration payable upon issuance or exercise of an award and any taxes related to an award may be paid in cash, by promissory note of the participant, or by delivery of other property, including securities of the Company, as authorized by the Committee. The Company generally will not receive any consideration upon the grant of any awards, although the Incentive Plan provides that consideration may be payable with respect to the grant of Performance Shares. Awards generally may be exercised at any time within three months after a participant's employment by, or consulting relationship with, the Company terminates (but, only to the extent exercisable or payable at the time of termination). If termination is due to the participant's death, retirement or disability, the award may be exercised for two years thereafter. Shares issued under an award may be subject to a right of repurchase by the Company. No award shall be assignable or otherwise transferable by a participant other than by will or by the laws of descent and distribution.

       The Committee may adjust the performance goals and measurements applicable to awards. The Committee also may waive in whole or in part any or all restrictions, conditions, vesting or forfeiture with respect to any award granted under the Incentive Plan.

     The Board may amend, alter or discontinue the Incentive Plan or any award at any time, except that the consent of a participant is required if the participant's rights under an outstanding award would be impaired. In addition, the shareholders of the Company must approve any amendment, alteration or discontinuance of the Incentive Plan that would
(i) increase the total number of shares reserved under the Incentive Plan, (ii) with respect to provisions solely as they relate to ISOs, to the extent required for the Incentive Plan to comply with Section 422 of the Code, (iii) to the extent required by other applicable laws, rules or regulations or (iv) to the extent that the Board otherwise concludes that shareholder approval is advisable.

       The Incentive Plan constitutes an unfunded plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations under the Incentive Plan to deliver stock or make payments.

      In the event of a "change in control" of the Company, as defined in the Incentive Plan, the Board may, subject to certain limitations, accelerate the vesting provisions of awards or may cash out the awards. A "change in control" is defined to include the acquisition of 20 percent or more of the voting power of the Company's outstanding stock, a proxy solicitation for one or more directors without support of the then current Board, a dissolution or liquidation of the Company and certain asset sales, mergers or reorganizations or other changes in ownership of the Company's assets or stock.

Certain Federal Income Tax Consequences

            THE   FOLLOWING   SUMMARY  OF  FEDERAL   INCOME   TAX
CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT, OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

     Incentive Stock Options

           Awards; Exercise. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). The recipient of an Option (the "Optionee") does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the Option exercise price (the "Option Spread") is includable in the Optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The Option Spread is generally measured on the date of exercise and is includable in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, any limitations on resale of shares imposed under Section 16(b) of the Exchange
Act).   In  addition,  when  stock  is  acquired  subject  to   a
"substantial risk of forfeiture", an Optionee's holding period for purposes of determining whether any capital gain or loss on sale is long-term will generally not begin until the restriction lapses or the Optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election").

          Sale of Option Shares. If an Optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company should be taxable as capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an Optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

           Exercise With Stock. If an Optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

     Nonqualified Stock Options

           Award; Exercise. An Optionee is not taxable upon the award of a NQO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the Optionee files a Section 83(b) Election with respect to the shares, the Optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the Optionee will not be taxable upon exercise, but instead will have ordinary income, on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the Option and their fair market value as of the date of lapse; in addition, the Optionee's holding period will begin on the date of lapse.

           Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an Optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

           Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a NQO, an Optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

           Exercise with Stock. If an Optionee tenders Common Stock (other than statutory option stock -- see above) to pay all or part of the exercise price of a NQO, the Optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the Optionee had in the surrendered shares. The additional shares are treated as newly acquired with a zero basis.

          If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a "disqualifying disposition" of the surrendered stock.



     Restricted Stock

          Upon receipt of Restricted Stock, a recipient generally has taxable income in the amount of the excess of the then fair market value of the Common Stock over any consideration paid for the Common Stock (the "spread"). However, if the Common Stock is subject to a "substantial risk of forfeiture" (described under "Incentive Stock Options," above) and the recipient does not make a Section 83(b) Election, the recipient will have taxable income upon lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to federal income and employment tax withholding, and the Company receives a corresponding income tax deduction. Supplemental wages are subject to federal income and employment tax. The consequences upon sale or disposition of Restricted Stock generally are the same as for Common Stock acquired under a NQO (see above).

     Performance Shares

          Depending on the exact terms of an award of Performance
Shares, the Award could be treated for tax purposes in the same manner as a Restricted Stock Award, i.e., as receipt of property, subject to restrictions.

     Stock Purchase Rights

          The tax treatment of Stock Purchase Rights is identical to that of NQOs, as described above.


Proposal

     Shareholders are being asked to approve the amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company represented and voting at the Annual Meeting is required to adopt the amendment to the Incentive Plan.

Board Recommendation

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL.



                         PROPOSAL FOUR
     Approval of an Amendment to the Penederm Incorporated
                  Employee Stock Purchase Plan

Background

      The Board has approved, subject to shareholder approval, an amendment to the Penederm Incorporated Employee Stock Purchase Plan (the "Purchase Plan") increasing the aggregate number of shares reserved for issuance thereunder by 50,000 from 100,000 to 150,000.

Description of the Proposal

      Currently, the Purchase Plan provides that a total of 100,000 shares of Common Stock may be issued thereunder. A total of 52,123 shares have been issued under the Purchase Plan. The proposed amendment to the Purchase Plan increases the number of shares available for issuance under the Purchase Plan by 50,000 shares to a total of 150,000 shares, in order to ensure that there will be a sufficient reserve of shares to permit further purchases by existing and new employees of the Company.

      The following table shows the number of shares purchased by the executive officers named in the Summary Compensation Table and the identified groups under the Purchase Plan in the year ended December 31, 1996 and the "Dollar Value" of those shares. The "Dollar Value" is the difference between the fair market value of the Common Stock on the dates of purchase and the participant's purchase price.



                                                                   Dollar     Number
Name and Position                                                 Value ($)   of Shares


Lloyd H. Malchow                                                  36,511      3,463
  President, Chief Executive Officer and Director

John W. Quigley, Jr., Ph.D.                                       29,894      2,835
  Vice President, Research and Development

Edgar A. Luce (1)                                                 24,598      2,349
  Vice President, Finance and Administration,
  Treasurer and Secretary

Edward Ebbers                                                     22,586      2,150
  Vice President, Sales and Marketing

William Gutshall                                                      --          0
  Vice President, Operations

All executive officers as a group                                113,589     10,797

All directors who are executive officers as a group               36,511      3,463

All directors who are not executive officers as a group               --          0

All employees (other than executive officers) as a group          274,971     26,277

_______________

(1)  Mr.  Luce's  employment  with  the  Company  terminated   on
     December 31, 1996.


Description of Plan

      All employees, including executive officers and directors who are employees, customarily employed more than 20 hours per week and more than five months per year by the Company are eligible to participate in the Purchase Plan as of the first enrollment date following employment. However, employees who hold, directly or through options, five percent or more of the stock of the Company are not eligible to participate. As of March 31, 1997 approximately 38 employees of the Company were eligible to participate in the Purchase Plan.

      Participants in the Purchase Plan may elect to make contributions to the Purchase Plan up to a maximum of seven percent (or other percentage set by the Board) of compensation. On the last trading date of each June and December, or such other dates as may be established by the Board from time to time, the Company applies the funds then in each participant's account to the purchase of shares. The cost of each share purchased is 85 percent of the lower of the closing prices for Common Stock on:
(i) the first trading day in the enrollment period in which the purchase is made; and (ii) the purchase date. The length of the enrollment period may not exceed a maximum of 24 months. Enrollment dates are the first business day of July and January, or such other dates as may be established by the Board from time to time. The Board has limited the maximum number of shares that may be purchased by a participant during any enrollment period, and no participant's right to acquire shares may accrue at a rate exceeding $25,000 of fair market value of Common Stock (determined as of the first trading day in an enrollment period) in any calendar year.

      The Board may administer the Purchase Plan or may delegate its authority to a committee. The Board may amend or terminate the Purchase Plan at any time and may provide for an adjustment in the purchase price and the number and kind of securities available under the Purchase Plan in the event of a reorganization, recapitalization, stock split, or other similar event. However, amendments to increase the number of shares reserved for purchase, or that would otherwise require shareholder approval in order to comply with federal securities regulations, require shareholder approval. Shares available under the Purchase Plan may be either outstanding shares repurchased by the Company or newly issued shares.

Certain Federal Income Tax Consequences

      In general, participants will not have taxable income or loss under the Purchase Plan until they sell or otherwise dispose of shares acquired under the Purchase Plan (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both: (i) two years after the beginning of the enrollment period during which the shares were purchased; and (ii) one year following purchase, a participant will have taxable ordinary income equal to 15 percent of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

      If the shares are disposed of before the expiration of both of the foregoing holding periods (a "disqualifying disposition"), a participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the participant will have taxable capital gain (or loss) measured by the difference between the sale price and the participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a participant in a disqualifying disposition.


Proposal

     Shareholders are being asked to approve the amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company represented and voting at the Annual Meeting is required to adopt the amendment to the Purchase Plan.

Board Recommendation

     THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL.

                      INDEPENDENT AUDITORS

      The Board has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the 1997 fiscal year. Ernst & Young LLP has been engaged as the Company's auditors since 1995. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representatives of Ernst & Young LLP also will be available to respond to questions raised during the meeting.


                     SHAREHOLDER PROPOSALS

      Proposals of shareholders of the Company which are intended to be presented at the Company's 1998 meeting of shareholders must be received by the Secretary of the Company no later than January 8, 1998 in order to be included in the proxy soliciting material relating to that meeting.


                         OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.




                                           THE BOARD OF DIRECTORS


Dated: May 8, 1997



                     Penederm Incorporated
PROXY                                                  PROXY
               THIS PROXY IS SOLICITED ON BEHALF
                   OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Lloyd H. Malchow and Michael A. Bates, or either of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated below, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of PENEDERM INCORPORATED which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders to be held on June 16, 1997, and at any adjournments or postponements thereof.

      1.  To elect as directors David E. Collins, Lloyd H.
Malchow, Robert F. Allnutt, William I. Bergman, Mark J.
Gabrielson, Harvey S. Sadow, Ph.D. and Gerald D. Weinstein.

          [ ] FOR all nominees listed (except as indicated below)

          [ ]  WITHHOLD AUTHORITY to vote (as to all nominees)

     To withhold authority to vote for any individual nominee,
write that nominee's name on the line provided below:
    _______________________________________________________

      2.  To approve the proposed change in Penederm
Incorporated's state of incorporation from California to Delaware through the merger of the Company into a newly formed Delaware corporation that is a wholly-owned subsidiary of the Company.

          [ ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

      3.  To approve the proposed amendment to the Penederm
Incorporated Equity Incentive Plan.

          [ ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

      4.  To approve the proposed amendment to the Penederm
Incorporated Employee Stock Purchase Plan.

          [ ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES OR PROPOSALS LISTED ABOVE. The proxy holders in their discretion may cumulate votes for the election of directors. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

                              _______________________________
                                       (Signature)

                              _______________________________
                                       (Signature)

                                                       Please
                              date and sign exactly as name(s)
                              appear(s) hereon.  If shares are
                              held jointly, each holder should
                              sign.  Please give full title and
                              capacity in which signing if not
                              signing as an individual.

                              Dated:  _______________, 1997

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN
THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.




                                                               APPENDIX A
                  AGREEMENT AND PLAN OF MERGER
                           BETWEEN
                     PENEDERM INCORPORATION,
                    a California corporation
                             and
                     PENEDERM INCORPORATED,
                     a Delaware corporation


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is dated as of ______ __, 1997 between Penederm Incorporated, a California corporation ("Penederm California"), and Penederm Incorporated, a Delaware corporation ("Penederm Delaware"), a wholly owned subsidiary of Penederm California.

                         BACKGROUND

      A. Penederm California is a corporation duly organized, validly existing and in good standing under the laws of the State of California and, on the date of this Agreement, has authority to issue 40,000,000 shares consisting of 30,000,000 shares of Common Stock, no par value, and 10,000,000 shares of Preferred Stock, no par value, of which [_________] shares of Common Stock and no shares of Preferred Stock are issued and outstanding.

      B.  Penederm Delaware is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue 40,000,000 shares, consisting of 30,000,000 shares of Common Stock, $0.01 par value, and 10,000,000 shares of Preferred Stock, $0.01 par value, of which one share of Common Stock is issued and outstanding and owned by Penederm California and no shares of Preferred Stock are issued and outstanding.

      C. The Board of Directors of each of Penederm California and Penederm Delaware have determined that it is advisable and in the best interests of each of such corporations that Penederm California merge into Penederm Delaware upon the terms and subject to the conditions set forth in this Agreement, for the purpose of effecting the reincorporation of Penederm California in the State of Delaware and have, by resolutions duly adopted, approved this Agreement and directed that it be submitted to a vote of their respective stockholders and executed by the undersigned officers.


      THE PARTIES AGREE AS FOLLOWS:


                   ARTICLE I

                  DEFINITIONS

      When used in this Agreement (and in any Exhibit in which such terms are not otherwise defined) the following terms shall have the following meanings:

      "California Common Stock" shall mean shares of Common
Stock, no par value, of Penederm California.

      "California Preferred Stock" shall mean shares of Preferred Stock, no par value, of Penederm California.

      "Certificate of Merger" shall mean the Certificate of Merger of Penederm California into Penederm Delaware to be filed with the Secretary of State of the State of Delaware in substantially the form attached hereto as Exhibit 2.1.

      "Delaware Common Stock" shall mean shares of Common
Stock, $0.01 par value, of Penederm Delaware.

      "Delaware Preferred Stock" shall mean shares of Preferred Stock, $0.01 par value, of Penederm Delaware.

      "Effective Time" shall mean the time when the Certificate of Merger is filed with the Secretary of State of the State of Delaware and the Merger becomes effective.

      "Merger" shall mean the merger of Penederm
California into Penederm Delaware.

      "Shareholders' Meeting" shall mean the annual meeting of shareholders of Penederm California to be held on June 16, 1997, to approve and adopt this Agreement, among other things.

      "Surviving Corporation" shall mean Penederm Delaware from and after the Effective Time.


                   ARTICLE II

                     MERGER

      2.1 Merger.  At the Effective Time, the
Merger shall become effective under Section 252 of the Delaware General Corporation Law and
Section 1108(d) of the California General
Corporation Law, and Penederm California shall merge into Penederm Delaware, the separate existence of Penederm California shall cease and Penederm Delaware shall continue in existence as the surviving corporation under the Delaware
General Corporation Law.

       2.2 Filings.  On or prior to the Closing Date,
Penederm California and Penederm Delaware shall cause:

          (a)   an executed counterpart of the
Certificate of Merger to be filed with the Secretary of State of California; and

          (b)   the Certificate of Merger to be
filed with the Secretary of State of Delaware.
As soon as practicable after the Effective Time, the Surviving Corporation shall cause the Certificate of Merger to be filed with the County Recorder of the county in which the registered office of Penederm Delaware in the State of Delaware is located and shall cause such other local filings to be made as are required under the laws of the State of California.

       2.3 Effects of the Merger.  At the
Effective Time:

          (a)   the separate existence of Penederm
California shall cease and Penederm California shall be merged into Penederm Delaware;

          (b)   the Certificate of Incorporation
of Penederm Delaware shall continue as the Certificate of Incorporation of the Surviving
Corporation;

          (c)   the Bylaws of Penederm Delaware shall
continue as the Bylaws of the Surviving Corporation;

          (d)   each officer and director of
Penederm California in office immediately prior to the Effective Time shall serve in the same capacity as an officer or director of the Surviving
Corporation immediately after the Effective Time;

          (e)   each share of California Common
Stock outstanding immediately prior to the Effective Time shall be converted into one share of Delaware Common Stock pursuant to Article
III;

          (f)   without further transfer, act,
or deed, the separate existence of Penederm
California shall cease and the Surviving
Corporation shall possess all the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties, of Penederm California; and all property, real, personal and mixed, and all debts due to Penederm California on whatever account, as well as stock subscriptions and all other things belonging to Penederm California shall be vested in the Surviving Corporation;
and all property, rights, privileges, powers and franchises, and all and every other interest of Penederm California shall be thereafter as effectually the property of the Surviving
Corporation as they were of Penederm California, and the title to any real estate vested by deed or otherwise in Penederm California shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors of Penederm California and all liens upon any property of Penederm California shall be preserved unimpaired and all debts, liabilities and duties of Penederm California shall attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

      2.4 Further Assurances.  Penederm
California agrees that if, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of Penederm California, the Surviving
Corporation and its officers and directors may execute and deliver all such deeds, assignments and assurances and do all other things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving
Corporation and otherwise to carry out the purposes of this Agreement, in the name of Penederm California or otherwise.


                         ARTICLE III

                     CONVERSION OF STOCK

         3.1 Conversion of Stock.  At the
Effective Time, the stock of Penederm California shall be converted into stock of Penederm Delaware, as follows:

          (a)   each share of California Common
Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Delaware Common Stock; and

          (b)   each share of Delaware Common
Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired and no stock shall be issued in the Merger in respect thereof.

       3.2 Stock Certificates.  At and after the
Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of California Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Delaware Common Stock into which the shares of California
Common Stock formerly represented by such certificates have been converted as provided in this Agreement. The registered owner on the books and records of Penederm Delaware or its transfer agent of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Penederm Delaware or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock evidenced by such outstanding certificate as provided above.

       3.3 Stock Options.  Each right or
option to purchase shares of California Common
Stock granted under the Penederm Incorporated
Equity Incentive Plan, the Penederm Incorporated
1994 Nonemployee Directors Stock Option Plan, the Penederm Incorporated Employee Stock
Purchase Plan, the Penederm Incorporated
Employee Stock Option Plan and the Penederm
Incorporated Consultant Stock Option Plan
(collectively, the "Plans") which is outstanding immediately prior to the Effective Time, shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase the same number of shares of Delaware Common Stock at the same option price per share, and upon the same terms and subject to the same conditions as in effect at the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of said Plans as is equal to the number of shares of California Common
Stock so reserved as of the Effective Time. As of the Effective Time, Penederm Delaware hereby assumes the Plans and all obligations of Penederm California under the Plans including the outstanding options or awards or portions thereof granted pursuant to the Plans.

       3.4 Rights Agreement. Each right to purchase shares of California Common Stock outstanding under the Rights Agreement, dated November 20, 1996, between Penederm California and ChaseMellon
Shareholder Services, LLC (the "Rights
Agreement") shall become a right to purchase the same number of shares of Delaware Common Stock at the same price and on the same terms and conditions as set forth in the Rights Agreement and Penederm Delaware shall assume all rights and obligations of Penederm California under the Rights Agreement immediately as of the Effective
Time.

      3.5 Validity of Delaware Common Stock.
All shares of Delaware Common Stock into which California Common Stock are to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such California Common Stock.

       3.6 Rights of Former Holders. From and after the Effective Time, no holder of certificates which evidenced California Common Stock immediately prior to the Effective Time shall have any rights with respect to the shares formerly evidenced by those certificates, other than to receive the shares of Delaware Common Stock into which such California
Common Stock shall have been converted pursuant to the Merger.


                    ARTICLE IV

                     GENERAL

       4.1 Consents.  Each of Penederm California and
Penederm Delaware shall use its best efforts to obtain the consent and approval of each person (other than shareholders of Penederm California in their capacities as such) whose consent or approval shall be required in order to permit consummation of the Merger.

       4.2 Governmental Authorizations.  Each of
Penederm California and Penederm Delaware shall cooperate in filing any necessary reports or other documents with any federal, state, local or foreign authorities having jurisdiction with respect to the Merger.

       4.3 Waiver and Amendment. This Agreement may be amended by action of the Board of Directors of each of Penederm California and Penederm Delaware without action by the stockholders of the parties, except that
(a) any amendment to Section 3.1, (b) any amendment changing the terms, rights, powers or preferences of the Delaware Common Stock, or (c) any amendment altering any terms of this Agreement if such alteration would adversely affect the holders of California Common Stock or Delaware Common Stock must be approved by a majority of the voting power of the outstanding California Common Stock.

       4.4 Termination.  This Agreement may be
terminated and the Merger and other transactions provided for by this Agreement abandoned at any time prior to the Effective Time, whether before or after adoption and approval of this Agreement at the Shareholders' Meeting, by action of the Board of Directors of Penederm California if the Board determines that the consummation of the transactions contemplated by this Agreement would not, for any reason, be in the best interests of Penederm California and its shareholders.

       4.5 Entire Agreement.  This Agreement
(including any exhibits), contains the entire agreement among the parties with respect to the Merger and supersedes all prior and concurrent arrangements, letters of intent or understandings relating to the Merger.

       4.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same agreement. This Agreement shall become effective when one or more counterparts has been signed by each of the parties and delivered to each of the other parties.

       4.7 Headings.  The article, section and
paragraph headings in this Agreement have been inserted for identification and reference and shall not by themselves determine the meaning or interpretation of any provision of this Agreement.

       4.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                      PENEDERM INCORPORATED,
                      a California corporation


                      By:
                      Title:

                      By:
                      Title:


                      PENEDERM INCORPORATED,
                      a Delaware corporation



                      By:
                      Title:

                      By:
                      Title:









                           APPENDIX B




                  CERTIFICATE OF INCORPORATION
                               OF
                     PENEDERM INCORPORATED




     The undersigned, for purposes of incorporating and

organizing a corporation under the General Corporation Law of the

State of Delaware, does hereby certify as follows:



     FIRST.  The name of the corporation is Penederm

Incorporated.



     SECOND.  The name of its registered office in the State of

Delaware is Corporation Service Company.  The address of its registered agent in the State of Delaware is 1013 Centre Road,

City of Wilmington, County of New Castle, Delaware 19805.



     THIRD.  The nature of the business or purposes to be

conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General

Corporation Law of the State of Delaware.



     FOURTH.  The total number of shares of all classes of

capital stock which the corporation shall have authority to issue is 40,000,000 shares, comprised of 30,000,000 shares of Common

Stock with a par value of $.01 per share (the "Common Stock") and

10,000,000 shares of Preferred Stock with a par value of $.01 per share (the "Preferred Stock").  A description of the respective classes of stock and a statement of the designations,

preferences, voting powers (if any), relative, participating,

optional or other special rights and privileges and the

qualifications, limitations and restrictions of the Preferred

Stock and Common Stock are as follows:



          A.   PREFERRED STOCK



               1.  In General.  The Preferred Stock may be issued

in one or more series at such time or times and for such

consideration as the board of directors may determine.  Each series shall be designated so as to distinguish the shares of that series from the shares of all other series and classes.

Except as may be expressly provided in this Certificate of

Incorporation, including any certificate of designations for a series of Preferred Stock, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.



               2.  Certificates of Designation.  The board of

directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and

rights of the shares of each such series and any qualifications,

limitations or restrictions thereof.  The number of authorized share of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the

affirmative vote of the holders of a majority of the Common

Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is

required pursuant to the certificate or certificates establishing the series of Preferred Stock.



           B.  COMMON STOCK



               1.  Relative Rights of Preferred Stock and Common

Stock.  Except as otherwise required by this Certificate of

Incorporation, all powers, preferences and rights and

qualifications, limitations, or restrictions of the Common Stock are subject to those that may be fixed with respect to any shares of the Preferred Stock.



               2.  Voting Rights.  Except as otherwise required

by law or this Certificate of Incorporation, including any

certificate of designation for a series of Preferred Stock, each holder of Common Stock shall have one vote in respect of each share of stock held of record by that holder on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.



               3.  Dividends.  Subject to any preferential rights

of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the board of directors, out of the assets of the corporation which by law are available therefor, dividends payable in cash, in property or in shares of capital stock.



               4.  Dissolution, Liquidation or Winding Up.  In

the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of

Incorporation, including any certificate of designation for a series of Preferred Stock, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of

Common Stock held by them.



     FIFTH.  The corporation is to have perpetual existence.



     SIXTH.  Any action required or permitted to be taken by the stockholders of the corporation must be effected at an annual or special meeting of stockholders of the corporation and may not be

effected by any consent in writing of the stockholders.   Special

meetings of stockholders of the corporation may be called only by the corporation's Board of Directors, its Chair of the Board of

Directors or its President.  Business transacted at special

meetings shall be confined to the purpose or purposes stated in the notice of meeting.



     SEVENTH.



           A.  In furtherance and not in limitation of the powers

conferred by the laws of the State of Delaware, the board of directors of the corporation is expressly authorized to adopt,

amend or repeal the by-laws of the corporation.



          B.  Elections of directors need not be by written

ballot unless the by-laws of the corporation so provide.



          C.  The books of the corporation may be kept at such

place within or without the State of Delaware as the by-laws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.



     EIGHTH.  Whenever a compromise or arrangement is proposed

between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of

Delaware may, on the application in a summary way of this

corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this

corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under Section 279 of

Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of

stockholders of this corporation, as the case may be, to be

summoned in such manner as that court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of

stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement,

the compromise or arrangement and the reorganization shall, if sanctioned by the court to which the application has been made,

be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this

corporation, as the case may be, and also on this corporation.



     NINTH.  No director of the corporation shall be personally liable to the corporation or its stockholders for monetary

damages for breach of fiduciary duty as a director, except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware

General Corporation Law or (d) for any transaction from which the director derived any improper personal benefit.  If the Delaware

General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of

directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.  Any repeal or modification of this paragraph shall not adversely affect any right or protection of a director of the corporation existing at the time of the repeal or modification.



     TENTH.



          A.   RIGHT TO INDEMNIFICATION



               Each person who was or is made a party or is

threatened to be made a party to or is involved in any action,

suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the

corporation or is or was serving at the request of the

corporation as a director or officer, employee or agent of

another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director,

officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized or permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment,

only to the extent that such amendment permits the corporation to provide broader indemnification rights than that law permitted the corporation to provide before the amendment) against all expenses, liabilities and losses (including, without limitation,

attorneys' fees, judgments, fines, ERISA excise taxes and

penalties and amounts paid or to be paid in settlement)

reasonably incurred or suffered by such person in connection therewith.  Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators.  However, the corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by that person only if that action, suit or proceeding (or part thereof) was authorized by the board of directors of the corporation.  The rights set forth in this Article TENTH shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition.  However,

the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer

(and not in any other capacity in which service was or is

rendered by such person while a director or officer, including,

without limitation, service to an employee benefit plan) in

advance of the final disposition of such proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so

advanced if it should be determined ultimately that such director or officer is not entitled to be so indemnified.



          B.   RIGHT OF CLAIMANT TO BRING SUIT



               If a claim under Paragraph A of this Article TENTH

is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim.  If successful in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting that claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for

expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the

Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed.  However, the burden of proving such defense shall be on the corporation.  Neither the failure of the corporation (including its board of directors,

independent legal counsel or its stockholders) to have made a determination before the commencement of such action that

indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its board of

directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct,

shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.



          C.   NON-EXCLUSIVITY OF RIGHTS



               The rights conferred on any person by Paragraphs A

and B of this Article TENTH shall not be exclusive of any other rights which such person may have or hereafter may acquire under any statute, provision of the Certificate of Incorporation,

by-law, agreement, vote of stockholders or of disinterested

directors, or otherwise.



          D.   EXPENSES AS A WITNESS



               To the extent that any director, officer or

employee of the corporation is by reason of such position,

or a position with another entity at the request of the

corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.



          E.   INDEMNITY AGREEMENTS



               The corporation may enter into agreements with any

director, officer, employee or agent of the corporation or any person who serves at the request of the corporation as a

director, officer, employee, or agent of another corporation or other enterprise, providing for indemnification to the fullest extent permissible under the Delaware General Corporation Law.




          F.   EFFECT OF REPEAL OR MODIFICATION



               Any repeal or modification of this Article TENTH

shall not adversely affect any right of indemnification of a director, officer or employee or agent of the corporation

existing at the time of such repeal or modification with respect to any action or omission occurring before the repeal or

modification.



          G.   SEPARABILITY



               Each and every paragraph, sentence, term and

provision of this Article TENTH is separate and distinct.  If any paragraph, sentence, term or provision is held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other such paragraph, sentence, term or provision.  To the extent required in order to make any such paragraph, sentence, term or provision of this Article TENTH valid or enforceable, the corporation

shall, and the indemnitee or potential indemnitee may, request a court of competent jurisdiction to modify the paragraph,

sentence, term or provision in order to preserve its validity and provide the broadest possible indemnification permitted by

applicable law.



          H.   INSURANCE



               The corporation may maintain insurance, at its

expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership,

joint venture, trust or other enterprise against any expense,

liability or loss of the type referred to in this Article TENTH,

whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under

applicable law.



     ELEVENTH.  The corporation reserves the right to amend or

repeal any provision of this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon any stockholders by this Certificate of

Incorporation are granted subject to this reservation.



     TWELFTH.  The powers of the incorporator are to terminate

upon the filing of this Certificate of Incorporation with the

Secretary of the State of Delaware.  The name and mailing address of the person who is to serve as the initial director of the corporation until the first annual meeting of stockholders of the corporation, or until his successor is elected and qualified is:

Michael Bates, Penederm Incorporated, 320 Lakeside Drive, Foster

City, California 94404.



     The undersigned incorporator hereby acknowledges that the

foregoing Certificate of Incorporation is his act and deed on this _____ day of _________________, 1997.



                                   ______________________________
                                   Michael Bates, Incorporator





                          APPENDIX C


                           BYLAWS OF

                     PENEDERM INCORPORATED


                            OFFICES

          1.  Registered Office.   The registered office of the
corporation shall be in the City of Wilmington, County of New
Castle, State of Delaware.

          2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.


                          STOCKHOLDERS

          3. Annual Meeting. Unless the board of directors or the President of the corporation selects a different time or date, the annual meeting of stockholders shall be held at 11:00 a.m. on the first Tuesday of the fifth calendar month following the end of the corporation's fiscal year. The annual meeting shall be for the purpose of electing a board of directors and transacting such other business as may properly be brought before the meeting.

          4. Special Meeting. Special meetings of stockholders may be called at any time by the board of directors, the Chairman of the Board or the President of the corporation.

          5. Place. Meetings of stockholders shall be held at the principal executive office of the corporation or at any other place, within or without California, which is designated by the board of directors or the President.

          6.   Notice.

          (a) Annual and Special Meetings. A written notice of each meeting of stockholders shall be given not more than 60 days and, except as provided below, not less than ten days before the meeting to each stockholder entitled to vote at the meeting. The notice shall state the place, date and hour of the meeting and, if directors are to be elected at the meeting, the names of the nominees intended to be presented by management for election.
The notice shall also state (i) in the case of an annual meeting, those matters which the board of directors intends to present for action by the stockholders, and (ii) in the case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted. Notice shall be delivered personally, by mail or other means addressed to the stockholder at the address of such stockholder appearing on the books of the corporation, the address given by the stockholder to the corporation for the purpose of notice or as otherwise provided by law.

          (b) Adjourned Meetings. Notice of an adjourned meeting need not be given if (i) the meeting is adjourned for 45 days or less, (ii) the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken and (iii) no new record date is fixed for the adjourned meeting. Otherwise, notice of the adjourned meeting shall be given as in the case of an original meeting.

          7. Record Date. The board of directors may fix in advance a record date for the determination of the stockholders entitled to notice of any meeting, to vote, to receive any dividend or other distribution or allotment of rights or to exercise any rights. The record date shall be not more than 60 nor less than ten days prior to the date of the meeting nor more than 60 days prior to such other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, the close of business on the business day next preceding the day on which the meeting is held. Except as otherwise provided by law, when a record date is fixed, as provided herein, only stockholders on the record date are entitled to notice and to vote, to receive the dividend, distribution or allotment of rights or to exercise rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation occurring after the record date. Except as otherwise provided by law, the corporation shall be entitled to treat the holder of record of any shares as the holder in fact of such shares and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the corporation shall have express or other notice of such claim or interest. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date. The board of directors shall fix a new record date if the adjourned meeting takes place more than 45 days after the date set for the original meeting.

          8. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          9. Required Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

          10. Proxies and Voting. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

          11. Lost Stock Certificates. The corporation may cause a new stock certificate to be issued in place of any certificate previously issued by the corporation alleged to have been lost, stolen or destroyed. The corporation may, at its discretion and as a condition precedent to such issuance, require the owner of such certificate to deliver an affidavit stating that such certificate was lost, stolen or destroyed or to give the corporation a bond or other security sufficient to indemnify it against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction or the issuance of a new certificate.


                      BOARD OF DIRECTORS

          12. Number. The number of directors who shall constitute the whole board not be less than five nor more than nine. The exact number of directors shall be determined from time to time by resolution of the board of directors.

          13. Powers. The business of the corporation shall be managed by or under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

          14. Election. Except as provided in Section 15, the directors shall be elected at the annual meeting of the stockholders. Each director elected shall hold office until his or her successor is elected and qualified. Directors need not be stockholders.

          15. Term of Office and Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director; whenever the holders of any class or classes of stock or series thereof are entitled, pursuant to the certificate of incorporation, to elect one or more directors, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series then in office, or by a sole remaining director so elected. The directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

          16. Removal. Unless otherwise restricted by the certificate of incorporation, bylaws or statute, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

          17. Resignation. Any director may resign by giving notice to the board of directors, the Chairman of the Board, the President or the Secretary. The resignation of a director shall be effective when given unless the director specifies a later time. The resignation shall be effective regardless of whether it is accepted by the corporation.

          18. Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

          19. Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board many designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

          Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no committee shall have the power or authority of the board of directors in reference to:

          (a) amending the certificate of incorporation (except to the extent provided in resolutions of the board of directors and permitted by the General Corporation Law of the State of Delaware);

          (b)  adopting an agreement of merger or consolidation;

          (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;

          (d) recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution;

          (e) adopting, amending or repealing the bylaws of the corporation;

          (f)  filling a vacancy on the board of directors;

          (g) amending or repealing any resolution of the board of directors which by its express terms is not so amendable or repealable;


          (h) declaring or making a distribution to the stockholders of the corporation, except at a rate, in a periodic amount or within a price range determined by the board of directors; or

          (i) appointing any other committees of the board or the members of any committee.

Unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to the General Corporation Law of Delaware. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

          Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

          20. Time and Place of Meetings and Telephone Meetings. Unless the board of directors determines otherwise, the board shall hold a regular meeting during each quarter of the corporation's fiscal year. One such meeting shall take place immediately following the annual meeting of stockholders. All meetings of directors shall be held at the principal executive office of the corporation or at such other place, within or without the State of Delaware, as shall be designated in the notice of the meeting or in a resolution of the board of directors. Directors may participate in a meeting through use of conference telephone or similar communications equipment, provided that all members participating in the meeting can hear each other.

          21. Call. Meetings of the board of directors, whether regular or special, may be called by the Chairman of the Board, the President, the Secretary, the Treasurer or any two directors.

          22. Notice. Regular meetings of the board of directors may be held without notice if the time of such meetings has been fixed by the board. Special meetings shall be held upon four days' notice by mail or 48 hours' notice delivered personally or by telephone or telegraph, and regular meetings shall be held upon similar notice if notice is required for such meetings. Neither a notice nor a waiver of notice must specify the purpose of any regular or special meeting. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place of the adjourned meeting is announced at the meeting at which the adjournment is taken, but if a meeting is adjourned for more than 24 hours, notice of the adjourned meeting shall be given prior to the time of such meeting to the directors who were not present at the time of the adjournment.

          23. Meeting Without Regular Call and Notice. The transactions of any meeting of the board of directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to the holding of the meeting or an approval of the minutes of the meeting. For such purposes, a director shall not be considered present at a meeting if, although in attendance at the meeting, the director protests the lack of notice prior to the meeting or at its commencement.

          24. Action Without Meeting. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all of the members of the board individually or collectively consent in writing to such action.

          25. Quorum and Required Vote. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          26. Committee Meetings. The principles set forth in Sections 20 through 25 of these bylaws shall apply to committees of the board of directors and to actions taken by such committees.

                             OFFICERS

          27. Titles and Relation to board of directors. The officers of the corporation shall include a Chairman of the Board or a President or both, a Secretary and a Treasurer. The board of directors may also choose one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers or other officers. Any number of offices may be held by the same person. All officers shall perform their duties and exercise their powers subject to the direction of the board of directors.

          28. Election, Term of Office and Vacancies. At its regular meeting after each annual meeting of stockholders, the board of directors shall choose the officers of the corporation. The board may choose additional officers or fill vacant offices at any other time. No officer must be a member of the board of directors except the Chairman of the Board. The officers shall hold office until their successors are chosen, except that the board of directors may remove any officer at any time.

          29. Resignation. Any officer may resign at any time upon notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. The resignation of an officer shall be effective when given unless the officer specifies a later time. The resignation shall be effective regardless of whether it is accepted by the corporation.

          30. Chairman of the Board; President. If the board of directors elects a Chairman of the Board, such officer shall preside over all meetings of the board of directors and of stockholders. If there is no Chairman of the Board, the President shall perform such duties. The board of directors shall designate either the Chairman of the Board or the President as the chief executive officer and may prescribe the duties and powers of the chief executive officer. If there is no Chairman of the Board, the President shall be the chief executive officer.

          31. Secretary. Unless otherwise determined by the board of directors or the chief executive officer, the Secretary shall have the following powers and duties:

          (a) Record of Corporate Proceedings. The Secretary shall attend all meetings of stockholders and the board of directors and its committees and shall record all votes and the minutes of such meetings in a book to be kept at the principal executive office of the corporation or at such other place as the board may determine. The Secretary shall keep at the corporation's principal executive office, if in California, or at its principal business office in California if the principal executive office is not in California, the original or a copy of these bylaws, as amended.

          (b) Record of Shares. Unless a transfer agent is appointed by the board of directors to keep a share register, the Secretary shall keep a share register at the principal executive office of the corporation showing the names of the stockholders and their addresses, the number and class of shares held by each, the number and date of certificates issued and the number and date of cancellation of each certificate surrendered for cancellation.

          (c) Notices. The Secretary shall give such notices as may be required by law or these bylaws.

          32. Treasurer. Unless the board of directors designates another chief financial officer, the Treasurer shall be the chief financial officer of the corporation. Unless otherwise determined by the board of directors or the chief executive officer, the Treasurer shall have custody of the corporate funds and securities, shall keep adequate and correct accounts of the corporation's properties and business transactions, shall disburse such funds of the corporation as may be ordered by the board or the chief executive officer (taking proper vouchers for such disbursements), and shall render to the chief executive officer and the board, at regular meetings of the board or whenever the board may require, an account of all transactions and the financial condition of the corporation.

          33. Other Officers. The other officers of the corporation, if any, shall exercise such powers and perform such duties as the board of directors or the chief executive officer shall prescribe.

          34. Salaries. The board of directors shall fix the salary of the chief executive officer and may fix the salaries of other employees of the corporation, including the other officers. If the board does not fix the salaries of the other officers, the chief executive officer shall fix such salaries.


                         AMENDMENT OF
                            BYLAWS

          35. Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote or by the board of directors.